                                                                   EXHIBIT 10.18


                                  AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT


        This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT ("Amendment") dated as of February 25, 1991 is entered into by and among California Beach Restaurants, Inc., a California corporation (the "Company") and the various holders which are parties hereto (collectively, the "Holders," and each, a "Holder").

        Whereas, the Company (formerly known as I.H.V. Corp.) and the Holders are parties to that certain Registration Rights Agreement dated as of March 30, 1990 (the "Registration Rights Agreement"); and

        Whereas, Robert J. Morris ("Morris") and Richard S. Stevens ("Stevens"), the sole shareholders of California Beach Capital, Inc., a California corporation and a Holder ("CBC"), have taken action to dissolve CBC; and

        Whereas, Morris and Stevens each is a "Holder" as defined in the Registration Rights Agreement; and

        Whereas, Stevens is resigning as President, Chief Operating Officer and Assistant Secretary of the Company effective upon the occurrence of certain events, including without limitation, the amendment of the Registration Rights Agreement as set forth herein;

        Now, therefore, based upon the foregoing premises and for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Defined Terms. The definition of Shares contained in Section 1.1 (1) is hereby amended to read in its entirety as follows:

                (g) Shares. The following securities: (i) the shares of Common Stock issued to certain of the Holders pursuant to the Securities Purchase Agreement, (ii) prior to the dissolution of CBC, the 552,041 shares of Common Stock which were issued to CBC in exchange for the transfer by CBC to Sea View Restaurants, Inc., a California corporation and wholly-owned subsidiary of the Company, of various management contracts and other contractual rights, (iii) prior to the dissolution of CBC, the 2,710,204 shares of Common Stock purchased by CBC from Samuel Schulman on June 30, 1989, (iv) the Option Shares, (v) the shares of Common Stock issued to the individuals described on Schedule 1.1(1) attached hereto in the amounts described in such Schedule as of the date hereof, (vi) after the dissolution of CBC, 1,488,368 shares of Common Stock held beneficially and of record by Morris, (vii) after the dissolution of CBC, 1,488,368 shares of Common Stock owned beneficially and of record by Stevens, and (viii) up to an additional 5,000,000 shares of Common Stock issued by the Company or issuable upon exercise of options or warrants or upon conversion of other securities issued by the Company from time to time after the date hereof and designated by the Company in writing as included within the definition of Shares under this Agreement.

        2. Continuing Effectiveness. All other terms and provisions of the Registration Rights Agreement not amended hereby shall remain in full force and effect.

        3. Counterparts. This Amendment may be executed in two or more counterparts, and by each party on separate counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same document.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Registration Rights Agreement as of the date first above written.



                                         CALIFORNIA BEACH RESTAURANTS, INC.


                                         By:      /s/ Alan S. Klee
                                            ------------------------------------


                                         By:      /s/ Robert J. Morris
                                            ------------------------------------


                                         CALIFORNIA BEACH CAPITAL, INC.


                                         By:      /s/ Richard S. Stevens
                                            ------------------------------------


                                         By:      /s/ Robert J. Morris
                                            ------------------------------------


                                         /s/ Robert J. Morris
                                         ---------------------------------------
                                         ROBERT J. MORRIS

                                         /s/ Richard S. Stevens
                                         ---------------------------------------
                                         RICHARD S. STEVENS

                                         SAND AND SEA PARTNERS

                                         /s/ J. Christopher Lewis
                                         ---------------------------------------
                                         By:      J. Christopher Lewis
                                                  General Partner


                                         SEA FAIR PARTNERS

                                         /s/ J. Christopher Lewis
                                         ---------------------------------------
                                         By:      J. Christopher Lewis
                                                  General Partner


                                         W.R. GRACE & CO.

                                         By:      /s/
                                         ---------------------------------------
                                         Its:     Treasurer and Senior Vice
                                                  President



                                         /s/ Eli Broad
                                         ---------------------------------------
                                         ELI BROAD


                                         CUSHMAN/SEA VIEW PARTNERS
                                         ---------------------------------------
                                         By Cushman/Equities Corporation
                                         General Partner

                                         By:      /s/ Robert W. Schulz
                                            ------------------------------------
                                                  Robert W. Schulz, President


                                         CUSHMAN K/SEA VIEW PARTNERS
                                         By Cushman/Equities Corporation
                                         General Partner


                                         By:      /s/ Robert W. Schulz
                                            ------------------------------------
                                            Robert W. Schulz, President



                                       3